Exhibit 10.4

                                     ISDA(R)

                  International Swap Dealers Association, Inc.

                                MASTER AGREEMENT


     [Included in Exhibit 10.3 to the Current Report on Form 8-K pursuant to which this Pooling and Servicing Agreement is filed]



                                    Schedule
                                     to the
                                Master Agreement


                            dated as of July 28, 2006

     [Included in Exhibit 10.3 to the Current Report on Form 8-K pursuant to which this Pooling and Servicing Agreement is filed]

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[CREDIT SUISSE LOGO]             CREDIT SUISSE INTERNATIONAL
                                 One Cabot Square,       Telephone 020 7888 8888
                                 London E14 4QJ          www.credit-suisse.com

                              Facsimile Cover Sheet

To: Wells Fargo Bank, N.A., not in its individual capacity, but solely as Master Servicer, on behalf of the Wells Fargo Mortgage Backed Securities 2006-10 Trust

Attention:                          Heakyung Chung, CSIN Marketer

Fax number:                         To be hand delivered by Heakyung Chung

Date:                               28 July 2006


Pages (including cover page):       6

Our Reference No: External ID: 53137826N3 / Risk ID: 447505553

Credit Suisse International has entered into a transaction with you as attached. Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you agree with the terms specified therein, please arrange for the Confirmation to be signed by your authorised signatories and return a signed copy to this office to the facsimile listed below.

For Interest Rate Products:             For Equity Derivatives:
Telephone Numbers: (212) 538-9370       Telephone numbers: (212) 538-4437 /
                                                           (212) 538-8297 /
                                                           (212) 325-5119
Facsimile number:  (917) 326-8603        Facsimile number: (212) 325-8173
Email: list.otc-inc-accept-ny@credit-suisse.com

For Credit Derivatives:
Telephone Numbers: (212) 538-9370
Facsimile number:  (917) 326-8603
Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.

CONFIDENTIALITY NOTICE: This facsimile is intended only for the use of the individual or entity to which it is addressed and may contain information which is privileged and confidential. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.


                                                      Registered Office as above
                Registered with unlimited liability in England under No. 2500199
                    Authorised and Regulated by the Financial Services Authority
                                                          VAT No: GB 447 0737 41

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[CREDIT SUISSE LOGO]             CREDIT SUISSE INTERNATIONAL
                                 One Cabot Square,       Telephone 020 7888 8888
                                 London E14 4QJ          www.credit-suisse.com

                                                                    28 July 2006

Wells Fargo Bank, N.A., not in its individual capacity, but solely as Master Servicer, on behalf of the Trust created under the Pooling and Servicing Agreement in respect of the Wells Fargo Mortgage Backed Securities 2006-10 Trust (the "Wells Fargo Mortgage Backed Securities 2006-10 Trust")

External ID: 53137826N3

--------------------------------------------------------------------------------

Dear Sirs,

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

In this Confirmation "CSIN" means Credit Suisse International and "Counterparty" means Wells Fargo Bank, N.A., not in its individual capacity, but solely as Master Servicer, on behalf of the Wells Fargo Mortgage Backed Securities 2006-10 Trust.

      1. The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

            This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 28 July 2006 as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

            CSIN and Counterparty each represents to the other that it has entered into this Swap Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

      2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

                  Transaction Type:             Rate Cap Transaction

                  Notional Amount:              USD 15,000,000, subject to
                                                amortization as set out in the
                                                Additional Terms

                  Trade Date:                   19 July 2006

                  Effective Date:               28 July 2006

                  Termination Date:             01 July 2009

            Fixed Amounts:

            Fixed Rate Payer:                   Counterparty

                  Fixed Rate Payer Amount:      USD [___]

                  Fixed Rate Payer
                  Payment Date:                 28 July 2006

            Floating Amounts:

                  Floating Amount Payer:        CSIN

                  Floating Rate Payer Period
                  End Dates:                    The 1st of each month,
                                                commencing on 01 August 2006,
                                                and ending on the Termination
                                                Date, inclusive, subject to No
                                                Adjustment to Period End Dates

                  Floating Rate Payer
                  Payment Dates:                One Business Day prior to 25th
                                                of each month, commencing on 24
                                                August 2006 through and
                                                including one Business Day prior
                                                to 25 July 2009. Notwithstanding
                                                Section 4.9(a) of the ISDA
                                                Definitions, the final Floating
                                                Rate Payer Payment Date will
                                                occur after the Termination Date

                  Cap Strike Rate:              5.06%

                  Initial Calculation Period:   From and including 01 July 2006
                                                up to but excluding 01 August
                                                2006

                  Floating Rate Option:         USD-LIBOR-BBA in respect of each
                                                Calculation Period after the
                                                Initial Calculation Period and
                                                5.34625% in respect of the
                                                Initial Calculation Period

                  Designated Maturity:          1 month

                  Spread:                       None

                  Floating Rate Day Count
                  Fraction:                     30/360

                  Reset Dates:                  The first day of each
                                                Calculation Period

                  Compounding:                  Inapplicable

            Business Days:                      New York

            Calculation Agent:                  CSIN

      3.    Account Details:

                  Payments to CSIN:             As advised separately in writing

                  Payments to Counterparty:     Wells Fargo N.A.
                                                ABA: 121-000-248
                                                Account Number: SAS Clearing
                                                Account Name: 3970771416
                                                FFC: 50936602

For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the "Agent"), has acted as agent for CSIN. The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorized and regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Counterparty on request.

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                                ADDITIONAL TERMS

               Calculation Period
               up to but excluding
               the Period End Date
               scheduled to occur on:     Notional Amount:
               -------------------------------------------
                   01-August-2006        USD 15,000,000.00
                 01-September-2006       USD 14,991,530.00
                  01-October-2006        USD 14,982,428.90
                  01-November-2006       USD 14,972,693.54
                  01-December-2006       USD 14,962,320.76
                  01-January-2007        USD 14,951,307.37
                  01-February-2007       USD 14,939,650.15
                   01-March-2007         USD 14,927,345.90
                   01-April-2007         USD 14,914,391.38
                    01-May-2007          USD 14,900,783.34
                    01-June-2007         USD 14,886,518.51
                    01-July-2007         USD 14,871,593.60
                   01-August-2007        USD 14,856,005.32
                 01-September-2007       USD 14,839,750.34
                  01-October-2007        USD 14,822,825.35
                  01-November-2007       USD 14,805,226.97
                  01-December-2007       USD 14,786,951.86
                  01-January-2008        USD 14,767,996.62
                  01-February-2008       USD 14,748,357.85
                   01-March-2008         USD 14,728,032.14
                   01-April-2008         USD 14,707,016.05
                    01-May-2008          USD 14,685,306.13
                    01-June-2008         USD 14,662,898.91
                    01-July-2008         USD 14,639,790.90
                   01-August-2008        USD 14,615,978.61
                 01-September-2008       USD 14,591,458.50
                  01-October-2008        USD 14,566,227.05
                  01-November-2008       USD 14,540,280.68
                  01-December-2008       USD 14,513,615.83
                  01-January-2009        USD 14,486,228.91
                  01-February-2009       USD 14,458,116.31
                   01-March-2009         USD 14,429,274.39
                   01-April-2009         USD 14,399,699.51
                    01-May-2009          USD 14,369,388.01
                    01-June-2009         USD 14,338,336.20
                    01-July-2009         USD 14,306,540.38

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Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                       Yours faithfully,

                                       Credit Suisse International


                                       By:/s/ Louis J. Impellizeri
                                          ---------------------------
                                          Name: Louis J. Impellizeri
                                          Title: Authorized Signatory

Confirmed as of the date first written above:

Wells Fargo Bank, N.A., not in its individual capacity, but solely as Master Servicer, on behalf of the Wells Fargo Mortgage Backed Securities 2006-10 Trust

By:/s/ Jennifer L. Richardson
   -------------------------------
   Name: Jennifer L. Richardson
   Title: Assistant Vice President

Our Reference No: External ID: 53137826N3 / Risk ID: 447505553